SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Cytokinetics, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 20, 2015

CYTOKINETICS, INCORPORATED

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 27, 2015

Date: May 20, 2015Time: 10:30 AM PDT

Location:

Annual Meeting

May 20, 2015 10:30 AM PDT

Embassy Suites

250 Gateway Blvd.

South San Francisco, CA 94080

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Combined Document 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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3) BY E-MAIL*: sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Robert I. Blum 02 Sandford D. Smith

The Board of Directors recommends you vote FOR the following proposal(s):

2. Ratification of selection of PricewaterHouseCooper LLP as the independent registered public accounting firm of Cytokinetics, Incorporated for the fiscal year ending December 31, 2015.

3. To approve the Company’s Amended and Restated 2004 Equity Incentive Plan(the “A&R 2004 EIP”) and to increase the number of authorized shares reserved for issuance under the A&R 2004 EIP by 3,130,000 shares. The A&R 2004

EIP provides, among other terms, for the following: 1) A new fungible ratio, under which the available reserve will be reduced by one share for each share of common stock subject to a stock option or stock appreciation right and by 1.17 shares(instead of 2.0) for each share or unit of a “full value award”(such as restricted stock or restricted stock units); 2) New individual share limits on awards intended to qualify as performance-based awards under Section 162(m) of the Internal Revenue Code, as amended(the “Code”)

4. To approve the Company’s 2015 Employee Stock Purchase Plan(the “2015 ESPP”) and to authorize 500,000 shares of stock to be reserved for issuance under the 2015 ESPP.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

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